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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Lancaster Colony Corporation (the "Company") on Form 10-K for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), John
B. Gerlach, Jr., Chief Executive Officer of the Company and John L. Boylan, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

                                              By: /s/ JOHN B. GERLACH, JR.
                                                  ----------------------------
                                                      John B. Gerlach, Jr.
                                                      Chief Executive Officer

                                              September 23, 2003

                                              By: /s/ JOHN L. BOYLAN
                                                  ----------------------------
                                                      John L. Boylan
                                                      Chief Financial Officer

                                              September 23, 2003